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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 7, 1999


                    COMMUNITY FINANCIAL CORP.
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(Exact name of registrant as specified in its charter)


Illinois                          0-26292         37-1337630
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(State or other jurisdiction   (Commission    (I.R.S. employer
of incorporation)              file number)  identification no.)



240 E. Chestnut Street, Olney, Illinois          62450-2295
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(Address of principal executive offices)         (Zip code)



Registrant's telephone number, including area code:(618)395-8676
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                                Not Applicable
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS
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     On June 7, 1999, the Registrant announced that its Board of
Directors approved the repurchase of up to 50,000 shares of the Registrant's common stock, $0.01 par value per share, which represents approximately 2.5% of the shares outstanding. For further information, reference is made to the Registrant's press release dated June 7, 1999, which is attached hereto as Exhibit 99, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

Exhibit No.              Description
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   99                    Press Release


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                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   COMMUNITY FINANCIAL CORP.



DATE: June 4, 1999                 By: /s/ Wayne H. Benson
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                                       Wayne H. Benson
                                       Chief Executive Officer